                                                                    EXHIBIT 10.2


               AMENDMENT NUMBER FIVE TO AGREEMENT FOR PURCHASE AND
                    ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE

                  THIS AMENDMENT NUMBER FIVE TO AGREEMENT FOR PURCHASE AND ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE (this "Amendment "), dated effective as of May 24, 2002, is entered into by and among Grant Geophysical (Int'l) Inc., a Texas corporation ("Grant"), the entities listed on the signature pages hereof (such entities, the "Designated Affiliates"), and Elliott Associates, L.P., a Delaware limited partnership ("Elliott").

                  WHEREAS, Grant and Elliott are parties to that certain Agreement for Purchase and Assignment of Foreign Accounts Receivable, dated August 3, 2001 (as heretofore amended, supplemented or otherwise modified, the "Agreement ");

                  WHEREAS, Grant has requested that certain provisions of the Agreement be amended so as to provide for

                  (a) a grant of security interest to Elliott by Grant and
                      the Designated Affiliates; and

                  (b) an amendment to Article 15 of the Agreement; and

                  WHEREAS, subject to the terms and conditions set forth in this Amendment, Grant, each Designated Affiliate and Elliott have agreed to amend the Agreement as set forth more fully below.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Grant of Security Interest. Each of Grant and the Designated Affiliates hereby grants to Elliott a security interest in all currently existing and hereafter acquired or arising "Collateral" set forth on the attached Exhibit A, including but not limited to all specific accounts sold, pursuant to the Agreement, as well as all books and records pertaining to all of the foregoing, in order to secure (i) the prompt payment of any and all liabilities and obligations that may become due and owing by Grant and the Designated Affiliates by reason of the Agreement, as amended hereby, and (ii) the prompt performance by Grant and the Designated Affiliates of their obligations hereunder and under the Agreement, as amended hereby. Each of Grant and the Designated Affiliates hereby authorizes Elliott to file such financing statements under the applicable UCC and agrees to execute and deliver such other documents, and make such entries and markings in its books and records and take all such other actions, as Elliott may request to further evidence, perfect, preserve or protect the security interest granted to Elliott hereunder. Elliott, at its sole discretion, shall have all rights and remedies with respect to the lien and security interest herein granted as are provided herein or in the Agreement, as amended hereby, the UCC and other applicable foreign law, including the right at any time, before or after any default by Grant or any Designated Affiliate of any of its obligations hereunder, to notify account debtors and obligors on instruments to make payment to Elliott (or its designee) and to take control of proceeds to which Elliott is entitled, and to apply proceeds to (in addition to other obligations of Grant and the Designated Affiliates to Elliott) the reasonable attorneys' fees and legal expenses incurred by Elliott in connection with the disposition of collateral or the exercise of other rights and remedies by Elliott.

                  2. Amendment of Section 15. Captions; Final Agreement; Counterparts; Successors and Assigns. Section 15 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "15. Captions; Final Agreement; Counterparts; Successors and Assigns. Captions and headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. This Agreement represents the final agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings, oral or written, related to such subject manner. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This Agreement may not be assigned by Grant or any Designated Affiliate without the prior written consent of Elliott. This Agreement may be assigned by Elliott, in whole or in part, and any foreign accounts purchased by Elliott hereunder, together with all rights and interests related thereto granted to Elliott hereunder, may be assigned by Elliott all without notice to or the consent of Grant and the Designated Affiliates. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns."

                  3. Survival of Representations and Warranties. All representations and warranties made herein and in the Agreement, and all representations, warranties and covenants relating to the Collateral under that certain Loan and Security Agreement, dated as of May 11, 1999 and as amended, supplemented or otherwise modified through and including the date hereof, by and among Grant Geophysical, Inc., as borrower, the lenders named therein and Foothill Capital Corporation, as agent, shall survive the execution and delivery of this Amendment, and no investigation of Elliott or any closing shall affect the representations and warranties or the right of Elliott to rely upon them.

                  4. Reference to Agreement. The Agreement, as amended hereby, and all other Exhibits thereto, whether now or hereafter executed and delivered, are hereby amended so that any reference to the Agreement shall mean a reference to the Agreement, as amended by this Amendment.

                  5. Continuing Effect; No Other Amendments or Waivers. Except as expressly amended pursuant to this Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute Elliott's consent or indicate its willingness to consent to any other amendment, modification or waiver of the Agreement.

                  6. Costs and Expenses. Grant and the Designated Affiliates shall pay on demand all costs and expenses incurred by Elliott in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Elliott's legal counsel, and all costs and expenses incurred by Elliott in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby.

                  7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  8. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Elliott, Grant, the Designated Affiliates and their respective successors and assigns, except Grant and the Designated Affiliates may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Elliott.

                  9. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  10. Facsimile Transmission of Signature. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof, to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

                  11. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


Address for Notices:                    GRANT GEOPHYSICAL (INT'L) INC.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996                     By: /s/ RICHARD F. MILES
                                           ------------------------------------
                                        Name:   Richard F. Miles
                                        Title:  President & CEO


Address for Notices:                    GRANT GEOPHYSICAL, INC.
16850 Park Row
Houston, Texas  77084
Fax:  (281) 398-9996                    By: /s/ RICHARD F. MILES
                                           ------------------------------------
                                        Name:   Richard F. Miles
                                        Title:  President & CEO


Address for Notices:                    GRANT GEOPHYSICAL CORP.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996                     By: /s/ RICHARD F. MILES
                                           ------------------------------------
                                        Name:   Richard F. Miles
                                        Title:  President & CEO


Address for Notices:                    ADVANCED SEISMIC TECHNOLOGY, INC.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996                     By: /s/ RICHARD F. MILES
                                           ------------------------------------
                                        Name:   Richard F. Miles
                                        Title:  President & CEO

Address for Notices:                    GRANT GEOPHYSICAL DO BRASIL LTDA.
Rua Senador, 75
11th Floor
Rio de Janiero, R.J., Brazil            By: /s/ RICHARD F. MILES
Fax:                                       ------------------------------------
                                        Name:   Richard F. Miles
                                        Title:


Address for Notices:                    P.T. GRANT GEOPHYSICAL INDONESIA
Menara Duta Office Building
2nd Floor
Wing "A", J1.
H.R. Rasuna Said Kav. B-9               By: /s/ RICHARD F. MILES
Kuningan                                    -----------------------------------
Jakarta                                 Name:   Richard F. Miles
Indonesia Fax:                          Title:


Address for Notices:                    SOLID STATE GEOPHYSICAL, INC.
7309 Flint Road, S.E.
Calgary, Alberta
Canada  T2H 1G3
Fax:                                    By: /s/ RICHARD F. MILES
                                           ------------------------------------
                                        Name:   Richard F. Miles
                                        Title:


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

Address for Notices:                     Elliott Associates, L.P.
712 Fifth Avenue, 36th Floor             By: Elliott Capital Advisors, L.P.,
New York, New York  10019                    as general partner
Attn: Dan Gropper and Robert Haas        By: Braxton Associates, Inc.,
Fax:  (212) 974-2092                         as general partner

                                         By: /s/ ELLIOT GREENBERG
                                             ----------------------
                                         Name:   Elliott Greenberg
                                         Title:  Vice President

                                    EXHIBIT A

                  "COLLATERAL" means all right, title and interest of Grant, the Designated Affiliates and any other Person that grants a lien in favor of Elliott in and to each of the following:

                  (a) the Accounts,

                  (b) the Books,

                  (c) the Commercial Tort Claims,

                  (d) the Contract Rights,

                  (e) the Deposit Accounts,

                  (f) the Designated Affiliates' Books,

                  (g) the Equipment,

                  (h) the Fixtures,

                  (i) the General Intangibles, including without limitation, the
                      Data Library, the Payment Intangibles and the Software,

                  (j) the Inventory,

                  (k) the Letter-of-Credit Rights,

                  (l) the Negotiable Collateral,

                  (m) the Securities Accounts,

                  (n) any money and other assets (of every jurisdiction
                      whatsoever), and to the extent not included in the foregoing, all other personal property of any kind or description of Grant and the Designated Affiliates that now or hereafter come into the possession, custody, or control of Elliott, and

                  (o) the Proceeds and products, whether tangible or intangible, of any of the foregoing, including Proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Books, Commercial Tort Claims, Contract Rights, Deposit Accounts, Designated Affiliates' Books, Documents, Equipment, Fixtures, General Intangibles, Inventory, Letter-of-Credit Rights, Negotiable Collateral, Securities Accounts, money, and other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the Proceeds thereof.

         "ACCOUNTS" means all "accounts," as such term is defined in the Code, currently existing and hereafter arising, including accounts, contract rights, and all other forms of obligations owing to Grant or its Designated Affiliates arising out of the sale or lease of goods or the rendition of services by Grant or its Designated Affiliates, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor, and including "health-care-insurance receivables" (as such term is defined in the Code).

         "BOOKS" means all of the books and records of Grant, including: ledgers; records indicating, summarizing, or evidencing Grant's properties or assets (including the Collateral) or liabilities; all information relating to Grant's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer-prepared information comprising Grant's books and records.

         "CERTIFICATED SECURITIES" means all "certificated securities," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "CHATTEL PAPER" means all "chattel paper," "electronic chattel paper" and "tangible chattel paper," as such terms are defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "CODE" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Elliott's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "COMMERCIAL TORT CLAIMS " means all "commercial tort claims," as such term is defined in the Code, that have arisen in the course of Grant's and the Designated Affiliates' businesses.

         "CONTRACT RIGHT" means any right of Grant or any Designated Affiliate to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

         "DATA LIBRARY " means the presently owned and hereafter acquired multi-client seismic data of Grant and the Designated Affiliates, which is marketed broadly on a non-exclusive basis to persons in the oil and gas industry.

         "DEPOSIT ACCOUNT" means each demand, time, savings, passbook or similar account maintained with a bank, including a nonnegotiable certificate of deposit, whether owned by Grant or a Designated Affiliate.

         "DESIGNATED AFFILIATES' BOOKS " means all of the books and records of each Designated Affiliate including: ledgers; records indicating, summarizing, or evidencing such Affiliate's properties or assets (including all or any portion of such assets pledged as the Collateral) or liabilities; all information relating to such Affiliate's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer-prepared information comprising such Affiliate's books and records.

         "DOCUMENTS " means all "documents," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "EQUIPMENT" means all of "equipment," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates, including any and all machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including, (a) any interest of Grant or such Designated Affiliate in any of the foregoing, and (b) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

         "FIXTURES" means all "fixtures," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "GENERAL INTANGIBLES" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates, including Contract Rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, service marks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims), other than Goods, Accounts, and Negotiable Collateral.

         "GOODS " means all "goods," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "INSTRUMENTS " means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "INVENTORY " means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by Grant or any of the Designated Affiliates and in which Grant or any of the Designated Affiliates has any interest, including goods held for sale, lease or license or to be furnished under a contract of service and all of Grant's and the Designated Affiliates' present and future raw materials, work in process, finished goods, and packing and shipping materials and proprietary seismic data, wherever located.

         "INVESTMENT PROPERTY" means all "investment property," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "LETTER-OF-CREDIT RIGHTS" means all "letter-of-credit rights," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

          "NEGOTIABLE COLLATERAL" means all of Grant's and any of the Designated Affiliates' present and future letters of credit, notes, drafts, Instruments, Investment Property, Security Entitlements, Certificated and Uncertificated Securities (including the shares of stock of Subsidiaries of Grant), Documents, personal property leases (wherein Grant or such Designated Affiliate is the lessor), Chattel Paper, and Books and such Designated Affiliate's Books relating to any of the foregoing.

         "PAYMENT INTANGIBLES" means all "payment intangibles," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "PROCEEDS " means all "proceeds," as such term is defined in the Code.

         "SECURITIES ACCOUNT" means a "securities account," as such term is defined in the Code.

         "SECURITY ENTITLEMENTS" means all "security entitlements," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "SOFTWARE " means all "software," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.

         "UNCERTIFICATED SECURITIES" means all "uncertificated securities," as such term is defined in the Code, now owned or hereafter acquired by Grant and the Designated Affiliates.